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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-71930, 33-91512, 33-93872, 333-15389 and
333-22917.

                                           Arthur Andersen LLP

Denver, Colorado
April 21, 1997